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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





  Date of report (Date of earliest event reported)    July 27, 2006
                                                      -------------------------

                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   000-22194              36-2815480
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 (State or Other Jurisdiction of      (Commission           (I.R.S. Employer
         Incorporation)               File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois               60606
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(Address of Principal Executive Offices)              (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01:  OTHER EVENTS.


On July 27, 2006, SPSS Inc. issued a press release announcing the results of an internal review of its accounting for stock option grants from the date of its initial public offering in 1993 to the present. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.


       (d)  Exhibits.


            99.1     SPSS Inc. Press Release, dated July 27, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPSS INC.

                                      By:  /s/ Raymond H. Panza
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                                           Raymond H. Panza
                                           Executive Vice President,
                                           Corporate Operations,
Dated:   July 28, 2006                     Chief Financial Officer and Secretary